[Mutual Funds, Inc.]

Sub-Item 77Q1: (e) Copies of any new or amended Registrant investment advisory contracts:

We hereby incorporate by reference the following agreements which were filed during the period:

1. Amendment Number 11 to Investment Management Agreement filed as
Exhibit Item 23 d.xii in the SEC filing on April 29, 2005 under
Conformed Submission Type 485BPOS for The Hartford Mutual Funds,
CIK 0001006415, accession number 0000950135-05-002324.

2. Amendment Number 12 to Investment Management Agreement filed as
Exhibit Item 23 d.xiii in the SEC filing on September 29, 2005 under Conformed Submission Type 485BPOS for The Hartford Mutual Funds,
CIK 0001006415, accession number 0000950135-05-005588.

3. Amendment Number 8 to Sub-Advisory Agreement with Wellington
Management Company, LLP Management Agreement filed as Exhibit
Item 23 d.xxi in the SEC filing on April 29, 2005 under Conformed
Submission Type 485BPOS for The Hartford Mutual Funds,
CIK 0001006415, accession number 0000950135-05-002324.

4. Amendment Number 3 to Investment Services Agreement with Hartford Investment Management Company filed as Exhibit Item 23 d.xxv in the SEC filing on April 29, 2005 under Conformed Submission Type 485BPOS for The Hartford Mutual Funds, CIK 0001006415, accession number 0000950135-05-002324.

5. Amendment Number 4 to Investment Services Agreement with Hartford Investment Management Company filed as Exhibit Item 23 d.xxvii in the SEC filing on September 29, 2005 under Conformed Submission Type 485BPOS for The Hartford Mutual Funds, CIK 0001006415, accession number 0000950135-05-005588.

6. Investment Sub-Advisory Agreement with Cramer, Rosenthall, McGlynn, LLC filed as Exhibit Item 23 d.xxix in the SEC filing on April 29, 2005 under Conformed Submission Type 485BPOS for The Hartford
Mutual Funds, CIK 0001006415, accession number 0000950135-05-002324.

7. Investment Sub-Advisory Agreement with Artisan Partners Limited Partnership filed as Exhibit Item 23 d.xxx in the SEC filing on April 29, 2005 under Conformed Submission Type 485BPOS for The
Hartford Mutual Funds, CIK 0001006415, accession number
0000950135-05-002324.

8. Investment Sub-Advisory Agreement with Sterling Capital Management LLC filed as Exhibit Item 23 d.xxl in the SEC filing on April 29, 2005 under Conformed Submission Type 485BPOS for The Hartford
Mutual Funds, CIK 0001006415, accession number 0000950135-05-002324.

9. Investment Sub-Advisory Agreement with Oberweis Asset Management, Inc. filed as Exhibit Item 23 d.xxxiv in the SEC filing on September 29, 2005 under Conformed Submission Type 485BPOS for The Hartford Mutual Funds, CIK 0001006415, accession number
0000950135-05-005588.

10. Investment Sub-Advisory Agreement with Jennison Associates LLC filed as Exhibit Item 23 d.xxxv in the SEC filing on September 29, 2005 under Conformed Submission Type 485BPOS for The Hartford
Mutual Funds, CIK 0001006415, accession number 0000950135-05-005588.